UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number        811-21380

                             Flaherty & Crumrine Total Return Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                                                 Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                                             Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:    626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:   February 28, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

FLAHERTY & CRUMRINE TOTAL RETURN FUND

To the Shareholders of Flaherty & Crumrine Total Return Fund (“FLC”):

The Fund’s year is off to a strong start, benefiting from a rebound in prices of preferred securities in the first fiscal quarter1. Total return2 on net asset value (“NAV”) was 7.1% for the quarter, while total return on market price was 4.2%.

To say investors had a lot to think about in late 2016 would be an understatement, and markets were weaker and more volatile leading up to year-end as a result. A contentious November election was settled in a way that surprised many, and interest rates moved higher in anticipation of infrastructure spending and tax and regulatory reform. The Federal Reserve raised its benchmark fed funds rate in December and projected three additional hikes in 2017 (one of which came in March), as the U.S. economy showed signs of continued gradual improvement. Once the dust settled, however, investors began looking ahead to what all these changes could mean for the economy, corporate profitability, and credit conditions—and outlooks were generally favorable.

Even though interest rates moved higher following the election, rates quickly stabilized at those new levels, and they remain low overall by historical standards—especially if we broaden our view to include global interest rates. Higher rates should generate higher earnings for banks and insurance companies and further strengthen credit quality at these companies, which comprise the bulk of the preferred market. They also have offered the Fund opportunities to reinvest proceeds from redeemed securities at higher yields than we might have expected several quarters ago.

The rebound in prices of preferred securities was broad, but a few sectors led the way for portfolio performance. Fixed-to-float securities continue to be in demand, as investors seek reasonable income with moderate interest-rate duration. During the quarter, securities with 2-5 years to their float date outperformed those with 5-10 years—but nearly all fixed-to-float securities benefited from the market’s evolving view on short-term rates. Not long ago, investors were concerned about short-term rates being stuck near a zero-bound (or even negative), but recent Fed rate hikes (and projections for more) have removed much of that worry. As of February 28, 2017, 62% of the portfolio was in fixed-to-float securities. Preferred securities also benefited from positive inflows at mutual funds and exchange-traded funds that focus on this market.

A detailed policy discussion is outside the scope of this letter, but regulation is one area worth touching upon. Banks and financial companies are heavily regulated (preferred securities are primarily issued to satisfy regulatory capital requirements), so any relief in regulation could further accrete into earnings over time. A trade-off exists as regulation can enhance the safety and soundness of a company and the entire financial system, but we believe near-term regulatory changes likely would enhance earnings without materially impacting overall creditworthiness of the sector. For our broader policy review and related market implications, please see “Discussion Topics” in the 2016 annual report—available on the Fund’s website.

[1]	December 1, 2016—February 28, 2017
[2]	Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

Preferred securities continue to benefit from a global search for yield, strong credit quality, and favorable technical factors. U.S. banks have largely filled their regulatory “buckets” for preferred securities, so going forward supply will be driven primarily by organic growth and refinancing of older securities. Supply from foreign issuers is likely to be more robust due to a longer timetable for transitioning to new capital requirements than U.S. banks, but it should remain manageable. Strong demand from yield buyers and moderate supply should continue to support prices of preferred securities. We believe this combination of fundamental and technical factors will continue to make preferred securities attractive to long-term investors.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

March 31, 2017

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OVERVIEW

February 28, 2017 (Unaudited)

Fund Statistics

Net Asset Value	$20.81

Market Price	$20.51

Discount	1.44%

Yield on Market Price	7.78%

Common Stock Shares Outstanding	9,945,250

Moody’s Ratings*	% of Net Assets†

A	1.1%

BBB	62.7%

BB	24.1%

Below “BB”	0.2%

Not Rated**	7.2%

Below Investment Grade***	21.1%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 4.7%.
***	Below investment grade by all of Moody’s, S&P and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

JPMorgan Chase	4.8%

PNC Financial Services Group	4.8%

MetLife	4.7%

Wells Fargo & Company	4.1%

Citigroup	3.6%

Fifth Third Bancorp	3.4%

BNP Paribas	3.2%

Enbridge Energy Partners	3.0%

Axis Capital Holdings Ltd	2.8%

Liberty Mutual Group	2.5%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	56%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	42%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 90.3%
	Banking — 48.1%
6,700	Astoria Financial Corp., 6.50%, Series C	$173,815	*
$2,550,000	Australia & New Zealand Banking Group Ltd., 6.75%, 144A****	2,762,129	**(2)
$5,530,000	Bank of America Corporation, 8.00%, Series K	5,730,462	*(1)
	Barclays Bank PLC:
69,570	7.10%, Series 3	1,737,859	**(2)
88,112	8.125%, Series 5	2,287,388	**(1)(2)
	BNP Paribas:
$7,830,000	7.375%,144A****	7,984,642	**(1)(2)
$2,000,000	7.625%,144A****	2,117,000	**(1)(2)
	Capital One Financial Corporation:
5,722	6.00%, Series H	144,480	*
15,436	6.20%, Series F	397,631	*
31,100	6.70%, Series D	855,639	*
	Citigroup, Inc.:
$500,000	5.875%, Series O	516,875	*
214,568	6.875%, Series K	6,177,949	*(1)
155,338	7.125%, Series J	4,565,772	*(1)
	CoBank ACB:
15,300	6.125%,Series G, 144A****	1,513,744	*
17,500	6.20%,Series H, 144A****	1,788,281	*
25,000	6.25%,Series F, 144A****	2,571,095	*(1)
$609,000	6.25%,Series I, 144A****	659,582	*
$10,000,000	Colonial BancGroup, 7.114%, 144A****	15,000	(3)(4)††
369,733	Fifth Third Bancorp, 6.625%, Series I	10,741,668	*(1)
	First Horizon National Corporation:
875	First Tennessee Bank, Adj. Rate, 3.75%(5), 144A****	602,191	*
3	FT Real Estate Securities Company, 9.50% 03/31/31, 144A****	3,896,250
	Goldman Sachs Group:
$390,000	5.70%, Series L	402,188	*
60,000	6.375%, Series K	1,717,200	*(1)
	HSBC PLC:
$1,400,000	HSBC Capital Funding LP, 10.176%, 144A****	2,117,500	(1)(2)
$1,370,000	HSBC Holdings PLC, 6.875%	1,471,038	**(2)
132,100	HSBC Holdings PLC, 8.00%, Series 2	3,456,066	**(1)(2)
140,000	Huntington Bancshares, Inc., 6.25%, Series D	3,727,150	*(1)
	ING Groep NV:
30,000	6.375%	765,600	**(2)
27,925	7.20%	699,591	**(2)

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase & Company:
$750,000	6.00%, Series R	$787,500	*(1)
61,469	6.70%, Series T	1,667,039	*(1)
$4,791,000	6.75%, Series S	5,312,021	*(1)
$7,000,000	7.90%, Series I	7,288,750	*(1)
122,200	KeyCorp, 6.125%, Series E	3,360,500	*(1)
$3,500,000	M&T Bank Corporation, 6.450%, Series E	3,806,250	*(1)
	Morgan Stanley:
85,000	6.875%, Series F	2,459,050	*(1)
86,900	7.125%, Series E	2,549,863	*(1)
	PNC Financial Services Group, Inc.:
412,004	6.125%, Series P	11,771,984	*(1)
$2,850,000	6.75%, Series O	3,195,563	*(1)
$2,515,000	RaboBank Nederland, 11.00%, 144A****	2,955,125	(1)(2)
	Sovereign Bancorp:
3,000	Sovereign REIT, 12.00%, Series A, 144A****	3,738,750
$3,170,000	Standard Chartered PLC, 7.50%, 144A****	3,271,123	**(1)(2)
157,400	State Street Corporation, 5.90%, Series D	4,343,060	*(1)
63,000	US Bancorp, 6.50%, Series F	1,848,577	*(1)
86,400	Webster Financial Corporation, 6.40%, Series E	2,204,280	*
	Wells Fargo & Company:
81,100	5.85%, Series Q	2,183,415	*(1)
$1,250,000	5.875%, Series U	1,351,563	*(1)
106,200	6.625%, Series R	3,124,404	*(1)
$1,458,000	7.98%, Series K	1,536,368	*(1)
169,700	8.00%, Series J	4,461,837	*(1)
	Zions Bancorporation:
5,000	6.30%, Series G	142,812	*
$1,500,000	7.20%, Series J	1,636,875	*
125,000	7.90%, Series F	3,185,000	*(1)

		149,777,494

	Insurance — 23.5%
145,144	Allstate Corp., 6.625%, Series E	3,916,348	*(1)
$1,290,000	Aon Corporation, 8.205% 01/01/27	1,660,875	(1)
	Arch Capital Group, Ltd.:
16,000	5.25%, Series E	360,360	**(2)
80,000	6.75%, Series C	2,040,200	**(1)(2)

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	Aspen Insurance Holdings Ltd.:
25,000	5.625%	$591,250	**(2)
9,000	5.95%	244,530	**(2)
5,000	7.25%	129,412	**(2)
$620,000	AXA SA, 6.379%, 144A****	676,184	**(1)(2)
	Axis Capital Holdings Ltd.:
5,000	5.50%, Series E	116,400	**(2)
338,419	6.875%, Series C	8,616,994	**(1)(2)
	Chubb Ltd.:
$1,550,000	Ace Capital Trust II, 9.70% 04/01/30	2,313,375	(1)(2)
210,000	Delphi Financial Group, 7.376% 05/15/37	4,889,073	(1)
57,000	Endurance Specialty Holdings, 6.35%, Series C	1,474,590	**(1)(2)
$3,325,000	Everest Re Holdings, 6.60% 05/15/37	3,071,469	(1)
7,500	Hartford Financial Services Group, Inc., 7.875% 04/15/42	229,594
$3,511,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	4,063,983	(1)
	MetLife:
$5,335,000	MetLife, Inc., 9.25% 04/08/38, 144A****	7,415,650	(1)
$4,130,000	MetLife, Inc., 10.75% 08/01/39	6,432,475	(1)
$577,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	716,923	(1)
	PartnerRe Ltd.:
33,950	5.875%, Series I	854,182	**(1)(2)
13,917	6.50%, Series G	362,677	**(1)(2)
117,494	7.25%, Series H	3,327,724	**(1)(2)
$704,000	Prudential Financial, Inc., 5.625% 06/15/43	758,947	(1)
$5,300,000	QBE Insurance Group Ltd., 7.50% 11/24/43, 144A****	5,949,250	(1)(2)
	Unum Group:
$3,251,000	Provident Financing Trust I, 7.405% 03/15/38	3,567,973	(1)
60,700	W.R. Berkley Corporation, 5.75% 06/01/56	1,501,263
	XL Group PLC:
$2,000,000	Catlin Insurance Company Ltd., 4.00%(5), 144A****	1,810,000	(1)(2)
$7,200,000	XL Capital Ltd., 6.50%, Series E	6,084,000	(1)(2)

		73,175,701

	Utilities — 11.6%
	Commonwealth Edison:
$3,160,000	COMED Financing III, 6.35% 03/15/33	3,362,186	(1)
195,000	Dominion Resources, Inc., 5.25% 07/30/76, Series A	4,567,387	(1)

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — (Continued)
	DTE Energy Company:
40,000	5.375% 06/01/76, Series B	$966,100
46,993	6.00% 12/15/76, Series F	1,202,198
$2,940,000	Emera, Inc., 6.75% 06/15/76, Series 2016A	3,234,000	(1)(2)
70,791	Georgia Power Company, 6.50%, Series 2007A	7,275,991	*
17,800	Indianapolis Power & Light Company, 5.65%	1,813,932	*(1)
107,233	Integrys Energy Group, Inc., 6.00% 08/01/73	2,825,858	(1)
	Nextera Energy:
$1,997,000	FPL Group Capital, Inc., 6.65% 06/15/67, Series C	1,773,336	(1)
$1,500,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	1,516,500	(1)
	PPL Corp:
$3,450,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	3,286,125	(1)
$3,900,000	Puget Sound Energy, Inc., 6.974% 06/01/67, Series A	3,578,250	(1)
30,000	SCE Trust V, 5.45%, Series K	821,775	*(1)

		36,223,638

	Energy — 4.9%
$750,000	DCP Midstream LLC, 5.85% 05/21/43, 144A****	705,000
$1,500,000	Enbridge, Inc., 6.00% 01/15/77	1,526,250	(2)
$9,485,000	Enbridge Energy Partners LP, 8.05% 10/01/37	9,295,300	(1)
$750,000	Enterprise Products Operating L.P., 4.742%(5) 08/01/66	745,312	(1)
	Transcanada Pipelines, Ltd.:
$1,500,000	5.30% 03/15/77	1,517,813	(2)
$1,500,000	5.875% 08/15/76, Series 2016A	1,616,250	(1)(2)

		15,405,925

	Real Estate Investment Trust (REIT) — 0.5%
35,000	National Retail Properties, Inc., 5.70%, Series E	870,184	(1)
	PS Business Parks, Inc.:
16,529	5.20%, Series W	380,498
6,698	5.70%, Series V	166,127
7,128	5.75%, Series U	177,345

		1,594,154

	Miscellaneous Industries — 1.7%
	BHP Billiton Limited:
$600,000	BHP Billiton Finance U.S.A., Ltd., 6.75% 10/19/75, 144A****	687,300	(2)

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Miscellaneous Industries — (Continued)
$1,388,000	General Electric Company, 5.00%, Series D	$1,464,340	*(1)
34,700	Ocean Spray Cranberries, Inc., 6.25%, 144A****	3,013,480	*

		5,165,120

	Total Preferred Securities (Cost $274,056,123)	281,342,032

Corporate Debt Securities — 5.0%
	Banking — 1.8%
$2,951,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	3,695,068	(1)
48,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	1,246,502	(1)
18,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	527,445

		5,469,015

	Financial Services — 0.2%
25,046	Affiliated Managers Group, Inc., 6.375% 08/15/42	648,253
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843%, 144A****	105,863	(3)(4)††

		754,116

	Insurance — 1.2%
$3,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	3,866,889	(1)

		3,866,889

	Energy — 0.4%
$940,000	Energy Transfer Partners LP, 8.25% 11/15/29	1,234,786	(1)

		1,234,786

	Communication — 0.5%
	Qwest Corporation:
62,091	6.50% 09/01/56	1,520,764
5,270	6.625% 09/15/55	133,450
500	6.875% 10/01/54	12,851

		1,667,065

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Miscellaneous Industries — 0.9%
12,000	eBay, Inc., 6.00% 02/01/56	$309,630
$2,160,000	Pulte Group, Inc., 7.875% 06/15/32	2,440,800	(1)

		2,750,430

	Total Corporate Debt Securities (Cost $13,120,365)	15,742,301

Common Stock — 0.2%
	Banking — 0.2%
13,500	CIT Group, Inc.	579,150	*

		579,150

	Total Common Stock (Cost $2,533,093)	579,150

Money Market Fund — 4.2%
	BlackRock Liquidity Funds:
13,061,498	T-Fund, Institutional Class	13,061,498

	Total Money Market Fund (Cost $13,061,498)	13,061,498

Total Investments (Cost $302,771,079***)	99.7%		310,724,981

Other Assets And Liabilities (Net)	0.3%		1,008,076

Total Managed Assets	100.0%	‡	$311,733,057

Loan Principal Balance			(104,800,000)

Total Net Assets Available To Common Stock			$206,933,057

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 28, 2017, these securities amounted to $65,002,934 or 20.9% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $195,710,114 at February 28, 2017.
(2)	Foreign Issuer.
(3)	Illiquid security (designation is unaudited).
(4)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of February 28, 2017.
(5)	Represents the rate in effect as of the reporting date.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2016 through February 28, 2017 (Unaudited)

Value
OPERATIONS:
Net investment income	$3,520,651
Net realized gain/(loss) on investments sold during the period	1,184,788
Change in net unrealized appreciation/(depreciation) of investments	9,087,146

Net increase in net assets resulting from operations	13,792,585

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(3,966,944)

Total Distributions to Common Stock Shareholders	(3,966,944)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	185,668

Net increase in net assets available to Common Stock resulting from Fund share transactions	185,668

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$10,011,309

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$196,921,748
Net increase in net assets during the period	10,011,309

End of period	$206,933,057

(1)

These tables summarize the three months ended February 28, 2017 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2016.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2016 through February 28, 2017 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.82

INVESTMENT OPERATIONS:
Net investment income	0.35
Net realized and unrealized gain/(loss) on investments.	1.04

Total from investment operations	1.39

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.40)

Total distributions to Common Stock Shareholders	(0.40)

Net asset value, end of period	$20.81

Market value, end of period	$20.51

Common Stock shares outstanding, end of period	9,945,250

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	7.09	%*
Operating expenses including interest expense	2.34	%*
Operating expenses excluding interest expense	1.36	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	8	%**
Total managed assets, end of period (in 000’s)	$311,733
Ratio of operating expenses including interest expense to total managed assets	1.54	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.90	%*

(1)

These tables summarize the three months ended February 28, 2017 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2016.

*	Annualized.
**	Not annualized.
†	The net investment income ratio reflects income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 30, 2016	$0.1330	$19.96	$19.87	$19.93
January 31, 2017	0.1330	20.42	20.93	20.42
February 28, 2017	0.1330	20.81	20.51	20.49

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At February 28, 2017, the aggregate cost of securities for federal income tax purposes was $314,102,162, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $21,198,341 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $24,575,522.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of February 28, 2017 is as follows:

	Total Value at February 28, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$149,777,494	$125,520,972	$24,241,522	$15,000
Insurance	73,175,701	45,173,519	28,002,182	—
Utilities	36,223,638	20,193,279	16,030,359	—
Energy	15,405,925	5,405,625	10,000,300	—
Real Estate Investment Trust (REIT)	1,594,154	1,594,154	—	—
Miscellaneous Industries	5,165,120	2,151,640	3,013,480	—
Corporate Debt Securities
Banking	5,469,015	1,773,947	3,695,068	—
Financial Services	754,116	648,253	—	105,863
Insurance	3,866,889	—	3,866,889	—
Energy	1,234,786	—	1,234,786	—
Communication	1,667,065	1,667,065	—	—
Miscellaneous Industries	2,750,430	309,630	2,440,800	—
Common Stock
Banking	579,150	579,150	—	—
Money Market Fund	13,061,498	13,061,498	—	—

Total Investments	$310,724,981	$218,078,732	$92,525,386	$120,863

During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities	Corporate Debt Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/16	$112,356	$15,000	$97,356
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	8,507	—	8,507
Purchases	—	—	—
Sales	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Balance as of 02/28/17	$120,863	$15,000	$105,863

For the three months ended February 28, 2017, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $8,507.

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 02/28/17	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
(Banking)	$15,000	Bankruptcy recovery	Credit/Structure-specific recovery	0.00%-0.50% (0.15%)

Corporate Debt Securities (Financial Services)	105,863	Bankruptcy recovery and market information	Credit/Structure-specific recovery	2%-5% (2.2%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Directors

R. Eric Chadwick, , CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Officers

R. Eric Chadwick, CFA

Chief Executive Officer and

President

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Chief Financial Officer,

Vice President and Treasurer

Roger W. Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Total Return Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

February 28, 2017

www.preferredincome.com

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Total Return Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	April 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	April 28, 2017

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date	April 28, 2017

* Print the name and title of each signing officer under his or her signature.